CENTENNIAL CALIFORNIA TAX EXEMPT TRUST
                  Supplement dated May 20, 1998 to the
                   Prospectus dated November 1, 1997

The Prospectus is changed as follows effective June 1, 1998:

1. The second sentence of the fourth paragraph entitled "Exchange Privilege" in the section entitled "Exchanges of Shares" on page 17 is modified to read as follows:

      The redemption proceeds of shares of the Trust, acquired by exchange of Class A shares of an Eligible Fund purchased subject to a Class A Contingent Deferred Sales Charge ("CDSC") and redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged shares, will be subject to the Class A CDSC as described in the prospectus of that other Eligible Fund. (A different holding period may apply to shares purchased prior to June 1, 1998).



May 20, 1998                                                  PS0180.002